Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of China Education Acquisition Corp. (the “Company”) on Form 10-Q for the period ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xu Zong Bao, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xu Zong Bao

Xu Zong Bao Principal Financial Officer July 13, 2010